                                                                    EXHIBIT 10.1
                                                                    ------------

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

     This Registration Rights Agreement (this "Agreement") is entered into as of June __, 1999 by and among Wyndham International, Inc., a Delaware corporation (the "Company") and each of the parties listed on Schedule A hereto (each a
                                                  ----------
"Holder" and collectively the "Holders").

     WHEREAS, pursuant to the Offering Memorandum and Consent Solicitation Statement of the Company, dated June 1, 1999, and the related Consent and Letter of Transmittal, the Holders have agreed to exchange their limited partnership interests in Wyndham International Operating Partnership, L.P. and/or Patriot American Hospitality Partnership, L.P. for shares (the "Shares") of the Company's Class A Common Stock issued without registration under the Securities Act of 1933, as amended (the "Securities Act"); and

     WHEREAS, the Company has agreed to file a registration statement registering the resale of the Shares by the Holders, subject to the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Registration.
          ------------

          (a) The Company shall within sixty (60) days after the date of this Agreement file a registration statement (the "Registration Statement") under Rule 415 under the Securities Act relating to the sale by each of the Holders of their Shares (as hereinafter defined) in accordance with the terms and conditions hereof. The Company shall use reasonable efforts to cause the Registration Statement to be declared effective by the Securities and Exchange Commission (the "SEC"). The Company agrees to use reasonable efforts to keep the Registration Statement continuously effective until the earliest of

               (i) the date on which the Holders no longer hold any of the Shares,

               (ii)  one year after the date on which the Shares were issued, or

               (iii) the date on which all of the Shares owned by each individual Holder may be sold in a ninety (90) day period pursuant to Rule 144 under the Securities Act.

          (b) The Company shall have no obligation under Section 1(a) unless the Holders satisfy and perform all conditions and obligations to be performed by them under this Agreement, including but not limited to the covenants contained in Section 6 hereof.

     2.   Registration Procedures.
          -----------------------

          (a) The Company shall notify each Holder of the effectiveness of the Registration Statement and shall furnish to each Holder such number of copies of the Registration Statement (including any amendments, supplements and exhibits), the prospectus contained therein (including each preliminary prospectus), any documents incorporated by reference in the Registration Statement and such other documents as any Holder may reasonably request in order to facilitate its sale of the Shares in the manner described in the Registration Statement.

          (b) The Company shall prepare and file with the SEC from time to time such amendments and supplements to the Registration Statement and prospectus used in connection therewith as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all the Shares until the earliest of the dates provided in Section 1. Upon ten (10) business days' notice, the Company shall file any supplement or post-effective amendment to the Registration Statement with respect to any Holder's interests in or plan of distribution of Shares that is reasonably necessary to permit the sale of such Holder's Shares pursuant to the Registration Statement and the Company shall file any necessary listing applications or amendments to the existing applications to cause the shares to be then listed or quoted on the primary exchange or quotation system on which the Company's Class A Common Stock is then listed or quoted.

          (c) The Company shall promptly notify each Holder of, and confirm in writing, any request by the SEC for amendments or supplements to the Registration Statement or the prospectus related thereto or for additional information. In addition, the Company shall promptly notify each Holder of, and confirm in writing, the filing of the Registration Statement, any prospectus supplement related thereto or any post-effective amendment to the Registration Statement and the effectiveness of any post-effective amendment.

          (d) The Company shall promptly notify each Holder, at any time when a prospectus relating to the Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In such event and subject to Section 7 of this Agreement, the Company shall prepare and furnish to each Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

     3.   State Securities Laws.  Subject to the conditions set forth in this
          ---------------------
Agreement, the Company shall, promptly after the filing of the Registration Statement, file such documents as may be necessary to register or qualify the Shares under the securities or "Blue Sky" laws of such states as any Holder may reasonably request, and the Company shall use reasonable efforts to cause such filings to become qualified; provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any such state in which it is not then qualified or to file any general consent to service of process in any such state. Once qualified, the Company shall use reasonable efforts to keep such filings qualified until the earlier of (a) such time as all of the Shares have been disposed of in accordance with the intended methods of disposition by the Holder as set forth in the Registration Statement,
(b) in the case of a particular state, a Holder has notified the Company that it no longer requires qualified filing in such state in accordance with its original request for filing, or (c) the date on which the Registration Statement ceases to be effective with the SEC. The Company shall promptly notify each Holder of, and confirm in writing, the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale under the securities or "Blue Sky" laws of any jurisdiction or the initiation or threat of any proceeding for such purpose.

     4.   Expenses.  The Company shall bear all expenses incurred by it in
          --------
connection with the registration of the Shares pursuant to Section 1, except that the Holders shall be responsible for any brokerage or underwriting commissions and taxes of any kind (including, without limitation, transfer taxes) with respect to any disposition, sale or transfer of Shares and for all legal, accounting and other expenses incurred by them in connection with the Registration Statement.

     5.   Indemnification by the Company.  The Company agrees to indemnify each
          ------------------------------
of the Holders and their respective officers, directors, employees, agents, representatives and affiliates, and each person or entity, if any, that controls a Holder within the meaning of the Securities Act, and each other person or entity, if any, subject to liability because of his, her or its connection with a Holder, and any underwriter and any person who controls the underwriter within the meaning of the Securities Act (an "Indemnitee") against any and all losses, claims, damages, actions, liabilities, costs and expenses (including without limitation reasonable attorneys' fees, expenses and disbursements documented in writing), joint or several, arising out of or based upon any untrue or alleged untrue statement of material fact contained in the Registration Statement or any prospectus contained therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as and to the extent that such statement or omission arose out of or was based upon information regarding the Indemnitee or its plan of distribution which was furnished to the Company by the Indemnitee for use therein, provided, further that the Company shall not be liable to any person who participates as an underwriter in the offering or sale of Shares or any other person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with information furnished to the Company for use in connection with the Registration Statement or the prospectus contained therein by such Indemnitee or (ii) such Indemnitee's failure to send or give a copy of the final prospectus furnished to it by the Company at or prior to the time such action is required by the Securities Act to the person claiming an untrue statement or alleged untrue statement or omission or alleged omission if such statement or omission was corrected in such final prospectus. The obligations of the Company under this Section 5 shall survive the completion of any offering of Shares pursuant to a Registration Statement under this Agreement or otherwise and shall survive the termination of this Agreement.

     6.   Covenants of Holders.  Each of the Holders hereby agrees
          --------------------

          (a) to cooperate with the Company and to furnish to the Company all such information in connection with the preparation of the Registration Statement and any filings with any state securities commissions as the Company may reasonably request,

          (b) to the extent required by the Securities Act, to deliver or cause delivery of the prospectus contained in the Registration Statement to any purchaser of the shares covered by the Registration Statement from such Holder,

          (c)  to notify the Company of any sale of Shares by such Holder, and

          (d) to indemnify the Company, its officers, directors, employees, agents, representatives and affiliates, and each person, if any, who controls the Company within the meaning of the Securities Act, and each other person, if any, subject to liability because of his or her connection with the Company, against any and all losses, claims, damages, actions, liabilities, costs and expenses arising out of or based upon (i) any untrue statement or alleged untrue statement of material fact contained in either the Registration Statement or the prospectus contained therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if and to the extent that such statement or omission arose out of or was based upon information regarding such Holder or its plan of distribution which was furnished to the Company by such Holder for use therein, or (ii) the failure by such older to deliver or cause to be delivered the prospectus contained in the Registration Statement (as amended or supplemented, if applicable) furnished by the Company to such Holder to any purchaser of the shares covered by the Registration Statement from such Holder.

     Notwithstanding the foregoing, (i) in no event will any Holder have any obligation under this Section 6 for amounts the Company pays in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld) and (ii) the total amount for which any Holder shall be liable under this Section 6 shall not in any event exceed the aggregate proceeds received by him, her or it from the sale of such Holder's Shares in such registration. The obligations of the Holders under this Section 6 shall survive the completion of any offering of Shares pursuant to a Registration Statement under this Agreement or otherwise and shall survive the termination of this Agreement.

     7.   Suspension of Registration Requirement.
          --------------------------------------

          (a) The Company shall promptly notify each Holder of, and confirm in writing, the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company shall use reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement as soon as practicable.

          (b) Notwithstanding anything to the contrary set forth in this Agreement, the Company's obligation under this Agreement to use reasonable efforts to cause the Registration Statement and any filings with any state securities commission to be made or to become effective or to amend or supplement the Registration Statement shall be suspended in the event and during such period pending negotiations relating to, or consummation of, a transaction or the occurrence of an event that would require additional disclosure of material information by the Company in the Registration Statement or such filing (such circumstances being hereinafter referred to as a "Suspension Event") that would make it impractical or unadvisable to cause the Registration Statement or such filings to be made or to become effective or to amend or supplement the Registration Statement, but such suspension shall continue only for so long as such event or its effect is continuing but in no event will that suspension exceed ninety (90) days. The Company agrees not to exercise the rights set forth in this Section 7(b) more than twice in any twelve month period. In the event any Holder requests registration during a Suspension Event, the Company shall notify the Holder of the existence of such Suspension Event.

          (c) Each holder of Shares whose Shares are covered by the Registration Statement filed pursuant to Section 1 hereof agrees, if requested by the Company in the case of a nonunderwritten offering (a "Nonunderwritten Offering") or if requested by the managing underwriter or underwriters in an underwritten offering (an "Underwritten Offering," collectively with Nonunderwritten Offering, the "Offering"), not to effect any public sale or distribution of any of the securities of the Company of any class included in such Offering, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act (except as part of such Offering), during the 15-day period prior to, and during the 90-day period (or such longer period as may be required by the managing underwriter or underwriters) beginning on, the date of pricing of each Offering, to the extent timely notified in writing by the Company or the managing underwriters. Furthermore, notwithstanding anything to the contrary set forth in this Agreement, the Company's obligation under this Agreement to use reasonable efforts to cause the Registration Statement and any filings with any state securities commission to be made or to become effective or to amend or supplement the Registration Statement shall be suspended in the event and during such period as the Company is proceeding with an Underwritten Offering if the Company is advised by the underwriters that the sale of Shares under a Registration Statement would have a material adverse effect on the Underwritten Offering.

     8.   Black-Out Period.  Following the effectiveness of the Registration
          ----------------
Statement and the filings with any state securities commissions, the Holders agree that they will not effect any sales of the Shares pursuant to the Registration Statement or any such filings at any time after they have received notice from the Company to suspend sales (i) as a result of the occurrence or existence of any Suspension Event, (ii) during any Offering, or (iii) so that the Company may correct or update the Registration Statement or such filing pursuant to Section 2(c) or 2(d). The Holders may recommence effecting sales of the Shares pursuant to the Registration Statement or such filings following further notice to such effect from the Company, which notice shall be given by the Company not later than five (5) business days after the conclusion of any such Suspension Event or Offering.

     9.   Additional Shares.  The Company, at its option, may register, under
          -----------------
any registration statement and any filings with any state securities commissions filed pursuant to this Agreement, any number of unissued shares of its common stock or any shares of its common stock owned by any other shareholder or shareholders of the Company.

     10.  Contribution.  If the indemnification provided for in Sections 5 and
          ------------
6 is unavailable to an indemnified party with respect to any losses, claims, damages, actions, liabilities, costs or expenses referred to therein or is insufficient to hold the indemnified party harmless as contemplated therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, actions, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and any Holder or Holders, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, actions, liabilities, costs or expenses as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Holder or Holders, on the other hand, shall be determined by reference to, among other factors, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company or by the Holder or Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that in no event shall the obligation of any indemnifying party to contribute under this Section 10 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under Sections 5 or 6 hereof had been available under the circumstances.

     The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.

     No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

     11.  No Other Obligation to Register.  Except as otherwise expressly
          -------------------------------
provided in this Agreement, the Company shall have no obligation to the Holders to register the Shares or the Shares under the Securities Act.

     12.  Amendments and Waivers.  The provisions of this Agreement may not be
          ----------------------
amended, modified or supplemented without the prior written consent of each of the Company and Holders holding in excess of 50% of the Shares that are subject to this Agreement and the Registration Statement at that time.

     13.  Notices.  Except as set forth below, all notices and other
          -------
communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by telex or telecopier, registered or certified mail (return receipt requested), postage prepaid or courier or overnight delivery service to the Company at the following addresses and to the Holder at the address set forth on his or her signature page to this Agreement (or at such other address for any party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof), and further provided that in case of directions to amend the Registration Statement pursuant to Section 2(b) or
Section 6, a Holder must confirm such notice in writing by overnight express delivery with confirmation of receipt:

     If to the Company:         Wyndham International, Inc.
                                1950 Stemmons Freeway, Suite 6001
                                Dallas, TX   75207
                                Attn:  James D. Carreker
                                       Chief Executive Officer
                                Telephone:  (214) 863-1000
                                Telecopy:   (214) 863-1527

                                With a copy to:

                                Goodwin, Procter & Hoar LLP
                                Exchange Place
                                Boston, MA 02109
                                Attn:  Gilbert G. Menna, P.C.
                                       Kathryn I. Murtagh, Esq.
                                Telephone:  (617) 570-1000
                                Telecopy:   (617) 523-1231

In addition to the manner of notice permitted above, notices given pursuant to Sections 1, 7 and 8 hereof may be effected telephonically and confirmed in writing thereafter in the manner described above.

     14.  Successors and Assigns.  This Agreement shall be binding upon and
          ----------------------
inure to the benefit of the successors and assigns of the Company. This Agreement may not be assigned by any Holder and any attempted assignment hereof by any Holder will be void and of no effect and shall terminate all obligations of the Company hereunder with respect to such Holder.

     15.  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     16.  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of Delaware applicable to contracts made and to be performed wholly within said State.

     17.  Severability.  In the event that any one or more of the provisions
          ------------
contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

     18.  Entire Agreement.  This Agreement is intended by the parties as a
          ----------------
final expression of their agreement and intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to such subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                     [This space intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                              WYNDHAM INTERNATIONAL, INC.



                              ------------------------------------------
                              Name:
                              Title:



                              HOLDER


                              *
                              ------------------------------------------
                              See Schedule A for names of Holders


* By:
      -----------------------
      Attorney-in-Fact

                                  Schedule A

Name and Address of Holder                                      Number of Shares
--------------------------                                      ----------------

                                       10